UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 27, 2022

Group 1 Automotive, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-13461	76-0506313
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner, Suite 500 Houston, Texas 77024	77024
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 647-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GPI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 27, 2022, Frank Grese, Senior Vice President, Training, Operations Support & Employee Communications of Group 1 Automotive, Inc. (the “Company”), notified the Board of Directors of the Company that he will retire from all officer positions and as an employee at the Company and its subsidiaries effective December 31, 2022 (the “Retirement Date”).

In connection with Mr. Grese’s retirement, the Company and Mr. Grese entered into a Transition and Separation Agreement (the “Agreement”), under which Mr. Grese will, subject to his continued compliance with all applicable restrictive covenants within the Agreement: (i) continue to be employed as Senior Vice President, Training, Operations Support & Employee Communications until his Retirement Date; (ii) continue to be paid his regular salary through his Retirement Date; (iii) continue to be eligible for year-end incentive bonuses to the extent earned; (iv) continue to participate in and receive all health and welfare benefits until his Retirement Date; and (v) receive a lump sum payment equal to his annual base salary of $596,000.00 on his Retirement Date.

In addition, because Mr. Grese qualifies for the Qualified Retirement provisions pursuant to the terms the equity award agreements governing his outstanding restricted stock awards he will be entitled to continue vesting in those awards over a two-year period following his Retirement Date, provided that he complies with the confidentiality, non-competition, and non-solicitation provisions contained in those agreements; provided, however, that the shares of restricted stock in which Mr. Grese would have vested as of February 2023 will vest immediately following his Retirement Date and will not be subject to the additional two-year restrictive period.

The foregoing description of the Agreement is only a summary and is qualified in its entirety by the terms of such agreement, a copy of which will be filed with the Company’s next Annual Report on Form 10-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Group 1 Automotive, Inc.

Date: November 2, 2022	By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Sr. Vice President

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